CORBUS PHARMACEUTICALS

Developing Breakthrough Therapies for Rare Inflammatory and Fibrotic Diseases

Research & Development Day

March 13, 2017



FORWARD-LOOKING STATEMENTS

This presentation contains certain forward-looking statements, including those relating to the Company's product development, clinical trials, clinical and regulatory timelines, market opportunity, competitive position, possible or assumed future results of operations, business strategies, potential growth opportunities and other statements that are predictive in nature. Additional written and oral forward-looking statements may be made by the Company from time to time in filings with the Securities and Exchange Commission (SEC) or otherwise. The Private Securities Litigation Reform Act of 1995 provides a safe-harbor for forward-looking statements. These statements may be identified by the use of forward-looking expressions, including, but not limited to, "expect," "anticipate," "intend," "plan," "believe," "estimate," "potential," "predict," "project," "should," "would" and similar expressions and the negatives of those terms. These statements relate to future events or our financial performance and involve known and unknown risks, uncertainties, and other factors which may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such factors include those set forth in the Company's filings with the SEC. Prospective investors are cautioned not to place undue reliance on such forward-looking statements, which speak only as of the date of this presentation. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

Resunab / JBT-101

is now

ANABASUM

AGENDA

- **Introduction**
  - Yuval Cohen, Ph.D. – Chief Executive Officer
- **Anabasum: Background, MOA and Updates**
  - Barbara White, M.D. – Chief Medical Officer
- **Systemic Sclerosis Phase 2 Study: Gene Expression Patterns**
  - Michael L. Whitfield, Ph.D. – Professor, Department of Molecular and Systems Biology, Director of Quantitative Biomedical Sciences, Geisel School of Medicine at Dartmouth and Scientific Founder, Celdara Medical, LLC.
- **Human Blister Model: MOA in a Clinical Model of Inflammation/Resolution**
  - Derek Gilroy, Ph.D. – Head, Centre for Clinical Pharmacology and Professor of Immunology at Queen Mary College, University College London
- **Cystic Fibrosis: Biochemistry of Inflammation and *Ex-Vivo* Lung Macrophage Data**
  - Michael Knowles, M.D. – Professor of Pulmonary and Critical Care Medicine at University of North Carolina Chapel Hill and member of the Company's Scientific Advisory Board, and expert in inflammation in CF
- **Cystic Fibrosis Phase 2 Study: Role of Inflammation, Protocol, Study Design and Outlook**
  - James Chmiel, M.D., M.P.H. – Professor of Pediatrics, Case Western Reserve University, Associate Director of the LeRoy W. Matthews Cystic Fibrosis Center at University Hospitals Rainbow Babies and Children's Hospital in Cleveland, and Principle Investigator of the Company's Phase 2 cystic fibrosis clinical study
- **Closing Remarks**
  - Yuval Cohen, Ph.D. – Chief Executive Officer

CORBUS PHARMACEUTICALS

Anabasum: Background, MOA and Updates

Barbara White M.D.
Chief Medical Officer

ANABASUM

- First selective cannabinoid receptor type 2 (CB2) agonist to target inflammatory and fibrotic diseases
- Synthetic small molecule with oral dosing


N3249-17

CB2:
resolution receptors in immune system


CB 2 receptors
Immune cells

CB2

- Receptor in immune and endocannabinoid systems
- Preferentially expressed on immune cells
- Expressed following cellular activation
- Triggers **resolution** of innate immune responses
- Surface expression returns to low basal levels when resolution is complete

CORBUS PHARMACEUTICALS

ANABASUM SHIFTS THE BALANCE FROM ONSET PHASE TO RESOLUTION PHASE OF INNATE IMMUNE RESPONSES



Anabasum
HO
O
OH
H
H
O
C6H13
CB2
Onset
CB2
Resolution

HOMEOSTASIS: RESOLUTION of
- **Infection**
- **Inflammation**
- **Fibrosis**

Anabasum is not immunosuppressive

CORBUS PHARMACEUTICALS

MICHAEL WHITFIELD: GENE EXPRESSION CHANGES IN SKIN BIOPSIES FROM ANABASUM PHASE 2 SYSTEMIC SCLEROSIS TRIAL


Anabasum
HO
O
OH
H
H
O
C_6H_{13}
CB2
Onset
CB2
Resolution

- Pro-inflammatory lipids
- Vasodilation/ edema
- Chemokines
- Tissue infiltration with neutrophils and other inflammatory cells
- Pro-inflammatory cytokines
- Vascular growth factors
- Pro-fibrotic growth factors
- Extracellular matrix production

- Pro-resolving lipid mediators
- Pro-resolving macrophages
- Clearance of bacteria
- Resolution of tissue infiltration with inflammatory cells

HOMEOSTASIS: RESOLUTION of

- **Infection**
- **Inflammation**
- **Fibrosis**

CORBUS PHARMACEUTICALS

DEREK GILROY: ANABASUM REDUCES ONSET AND SPEEDS RESOLUTION IN A HUMAN MODEL OF INFECTION-INDUCED INNATE IMMUNE RESPONSE



Anabasum
HO
O
OH
H
H
O
C_6H_{13}
CB2
Onset
CB2
Resolution

- Pro-inflammatory lipids
- Vasodilation/ edema
- Chemokines
- Tissue infiltration with neutrophils and other inflammatory cells
- Pro-inflammatory cytokines
- Vascular growth factors
- Pro-fibrotic growth factors
- Extracellular matrix production

- Pro-resolving lipid mediators
- Pro-resolving macrophages
- Clearance of bacteria
- Resolution of tissue infiltration with inflammatory cells

HOMEOSTASIS: RESOLUTION of

- **Infection**
- **Inflammation**
- **Fibrosis**

MICHAEL KNOWLES: ANABASUM REDUCES "INFECTION"-INDUCED INNATE IMMUNE RESPONSES BY HUMAN CYSTIC FIBROSIS ALVEOLAR MACROPHAGES

Anabasum



HO
O
OH
H
H
O
C6H13

CB2 — ↓ **Onset** — CB2 — ↑ **Resolution** ⇒

- Pro-inflammatory lipids
- Vasodilation/ edema
- Chemokines
- Tissue infiltration with neutrophils and other inflammatory cells
- Pro-inflammatory cytokines
- Vascular growth factors
- Pro-fibrotic growth factors
- Extracellular matrix production

- Pro-resolving lipid mediators
- Pro-resolving macrophages
- Clearance of bacteria
- Resolution of tissue infiltration with inflammatory cells

HOMEOSTASIS: RESOLUTION of

- **Infection**
- **Inflammation**
- **Fibrosis**

JAMES CHMIEL: IMPORTANCE OF INFLAMMATION IN CYSTIC FIBROSIS

Pathologic processes of unresolved

- **Infection**
- **Inflammation**
- **Fibrosis**

One or more are essential to tissue damage and organ dysfunction in

- **Systemic sclerosis**: next steps in development program following end-of-Phase 2 meeting with FDA – March 2017
- **Cystic fibrosis**: data from Phase 2 study – March 2017
- **Dermatomyositis**: data from Phase 2 study – summer 2017
- **Systemic lupus erythematosus**: Phase 2 study start – 2Q17

Systemic Sclerosis Phase 2 Study: Gene Expression Patterns

EFFECT OF ANABASUM ON GENE EXPRESSION IN SKIN BIOPSIES FROM SYSTEMIC SCLEROSIS PATIENTS IN THE JBT101-SSc-001 STUDY

Michael L. Whitfield, Ph.D.

Professor, Department of Molecular and Systems Biology, Director of Quantitative Biomedical Sciences, Geisel School of Medicine at Dartmouth and Scientific Founder, Celdara Medical, LLC.

GEISEL SCHOOL OF MEDICINE AT DARTMOUTH

Celdara Medical

CORBUS PHARMACEUTICALS

SUMMARY

- Anabasum effects are clearly seen in short term gene expression studies, with significant differences between anabasum and placebo arms
- Anabasum is hitting pathways thought to be of high importance to SSc. Three representative pathways, each highly relevant to SSc, are modulated by anabasum
  - Extracellular matrix-related genes decrease expression with treatment
  - Inflammation-related genes decrease expression with treatment
  - Lipid metabolism genes increase expression with treatment
- These quantitative gene expression data corroborate evidence of clinical benefit in the trial, as does results from a quantitative modified Rodnan skin score surrogate test.

APPROACH TO AND RESULTS OF ANALYSES OF GENE EXPRESSION IN SKIN BIOPSIES FROM SUBJETCS WITH SYSTEMIC SCLEROSIS TREATED WITH ANABASUM AND PLACEBO

Sample Collection

Randomization

anabasum (N=23)

Placebo (N=13)



Baseline (first visit)

Day 85 (visit 5)

Skin Biopsies

Gene Expression Data Collection

N = 46



N=26



Bioinformatic Analyses

Differential Expression pre- and post-treatment

Pathway Analysis pre- and post-treatment comparing anabasum to placebo

1937 genes (FDR<5%)

Downregulation of:

- ***ECM organization***
- *Collagen metabolism*
- ***Inflammatory response***
- *Response to cytokine*
- *Angiogenesis*

Increased Expression of:

- ***Lipid metabolic process***
- *Fatty acid metabolism*
- *Lipid biosynthetic process*
- *Lipid oxidation*
- *Peroxisome*

GEISEL SCHOOL OF MEDICINE AT DARTMOUTH

Celdara Medical

CORBUS PHARMACEUTICALS

INFLAMMATION IS A KEY DRIVER OF TISSUE DAMAGE IN SYSTEMIC SCLEROSIS

- Inflammation is associated with active SSc (reviewed in Johnson et al. 2015 Seminars Immunopathology)
- Most therapies that have impacted SSc clinically target the immune system (Taroni et al. 2016 J. Invest Derm.)
  - None are FDA-approved for treatment of SSc
- SSc risk polymorphisms fall into immune genes (Mahoney et al. 2015 PLoS Comp Biol)
- An immune – fibrosis link is a common feature of all affected organs analyzed (Taroni et al. Genome Medicine 2017, *In Press*)


Proliferation
TGFβ
ERK/MAPK
Fatty acids
ECM
Chemokines
RAS-RAC
Interferon
M2 macrophages

Adapted from Mahoney et al. 2015 PLoS Comp Biol

ANABASUM TREATMENT SIGNIFICANTLY INHIBITS EXPRESSSION OF *INFLAMMATORY RESPONSE* GENES

Average expression per patient of 47 genes that map to the *Inflammatory Response* pathway
(example genes include CCL1, CCL2, CCL5, CXCL10, IL4R, ICAM1, multiple interferon-induced genes, and TLR9)



Anabasum
Placebo
p<0.0001
p=0.3054
Expression values for centroids
1.5
1.0
0.5
0.0
-0.5
Baseline
Post-treatment

p-values calculated by paired t-test

GEISEL SCHOOL OF MEDICINE AT DARTMOUTH

Celdara Medical

CORBUS PHARMACEUTICALS

EXCESSIVE EXTRACELLULAR MATRIX DEPOSITION (FIBROSIS) IS A HALLMARK OF TISSUE DAMAGE IN SYSTEMIC SCLEROSIS

- Increased expression of extracellular matrix (ECM) genes causes skin and internal organ fibrosis in SSc (Bhattacharyya et al. Nat. Rev Rheumatol. 2011)
- Progressive organ fibrosis and vascular damage results in chronic morbidity and high mortality in SSc (Allanore et al. Nat. Rev Dis Primers 2015)
- No FDA-approved therapies to stop the process of fibrosis in SSc (Denton, Clin. Exp. Rheumatol 2015)






R

ANABASUM TREATMENT SIGNIFICANTLY INHIBITS EXPRESSSION OF *EXTRACELLULAR MATRIX* PATHWAY GENES

Average expression of 35 genes that map to the ECM pathway on a per patient basis
(example genes include TGFβ, CTGF, collagens, fibronectin, tenascin, decorins, thrombospondin 1, SERPINE1)

Anabasum


p=0.0002
Expression values for centroids
2.0
1.5
1.0
0.5
0.0
-0.5
-1.0
Baseline
Post-treatment

Placebo


p=0.4840
Expression values for centroids
2.0
1.5
1.0
0.5
0.0
-0.5
-1.0
Baseline
Post-treatment

p-values calculated by paired t-test

GEISEL SCHOOL OF MEDICINE AT DARTMOUTH

Celdara Medical

CORBUS PHARMACEUTICALS

GENE EXPRESSION IN SYSTEMIC SCLEROSIS SKIN IS DOMINATED BY SUBSETS OF "INTRINISIC" GENE EXPRESSION



Clinical classification
SSc
Molecular classification
Diffuse 1
Diffuse 2
Inflammatory
Limited
Normal-like
Fibroproliferative

Varga and Hinchcliff *Nature Reviews Rheumatology* **10**, 200–202 (2014)

- Subsets based on gene expression profiling in skin
- Reproducible in four independent cohorts and across tissues (Milano et al. *PLoS ONE* (2008); Pendergrass et al. *J. Invest. Dermatol.* (2012); Hinchcliff et al. *J. Invest. Dermatol.* (2013); Johnson et al. *PLoS ONE* (2015); Mahoney et al. *PLoS Comp Biol* (2015); Taroni et al. *Arthritis Res. Therapy* (2015); Taroni et al. *Genome Medicine* (2017), *in press*

HIGH EXPRESSION OF THE ECM PATHWAY OCCURS IN SUBJECTS WHOSE GENE EXPRESSION IN SKIN FALLS WITHIN THE INTRINISIC INFLAMMATORY SUBSET

Extracellular matrix expression



All anabasum-treated subjects
N = 23
p=0.0002
ECM gene expression high
N = 13
p=0.0002
ECM gene expression low
N = 10
p=0.1663
Expression values for centroids
1.5
1.0
0.5
0.0
-0.5
-1.0
Baseline
Post-treatment

p-values calculated by paired t-test

- Decrease in ECM gene expression in anabasum-treated subjects is preferentially driven by patients with high baseline ECM gene expression

HIGH EXPRESSION OF THE ECM PATHWAY OCCURS IN PATIENTS WHOSE GENE EXPRESSION IN SKIN FALLS WITHIN THE INTRINISIC INFLAMMATORY SUBSET


p=0.0001
15
10
5
0
Number of patients
12
1
1
9
Inflammatory
Other
high ECM
low ECM

Fisher’s exact test

- Findings are consistent with inflammation driving fibrosis in SSc

ANABASUM-INDUCED CHANGES IN THE MODIFIED RODNAN SKIN SCORE, A CLINICAL MEASURE OF SKIN FIBROSIS, PARALLEL THE MOLECULAR CHANGES

- Pinch test at 17 sites across the body
- Standard outcome measure



Uninvolved
Mild thickening
Moderate thickening
Severe thickening
Face
Upper arm
Upper arm
Anterior chest
Abdomen
Forearm
Forearm
Hand
Hand
Fingers
Fingers
Thigh
Thigh
Leg
Leg
Foot
Foot



Anabasum
p=0.0009
MRSS
50
40
30
20
10
0
Baseline
Post-treatment



Placebo
p=0.1482
MRSS
50
40
30
20
10
0
Baseline
Post-treatment

p-values calculated by paired t-test

GEISEL SCHOOL OF MEDICINE AT DARTMOUTH

Celdara Medical

CORBUS PHARMACEUTICALS

SCLERODERMA DISEASE SEVERITY SCORE (SDSS) IS A QUANTITATIVE MODIFIED RODNAN SKIN SCORE SURROGATE CALCULATED FROM GENE EXPRESSION IN SKIN BIOPSIES

This mathematical model was developed and tested on hundreds of SSc skin biopsy samples with corresponding mRSS score measured concurrently by the same physician

- Calculated from the expression level of a subset of specific genes from the genomic DNA microarray data
- Validated on five independent SSc patient cohorts
- Highly correlated with mRSS (R = 0.8); not subject to inter- or intra-observer variability

ANABASUM TREATMENT SIGNIFICANTLY DECREASES SCLERODERMA DISEASE SEVERITY SCORE



Anabasum
p=0.0029
SDSS
40
30
20
10
0
Baseline
Post-treatment



Placebo
p=0.9576
SDSS
40
30
20
10
0
Baseline
Post-treatment

p-values calculated by paired t-test

ANABASUM'S MECHANISM OF ACTION INCLUDES CLASS SWITCH FROM PRO-INFLAMMATORY TO PRO-RESOLVING LIPD MEDIATORS



Innate immunity
Barrier break, tissue injury or trauma
Microbes
Vascular response
Chemoattractants
PGE2
PGI2
Post-capillary venule
Neutrophil
↑LTB4
Neutrophil–monocyte sequence
LM class switching
STOP
Acute inflammatory response
Resolvins
↑Prostaglandins
↑Leukotrienes
Chronic inflammation
Lipoxins, resolvins
Organ fibrosis
Wound healing
Pus
Non-phlogistic monocyte
Efferocytosis
Maresins, resolvins
Apoptotic neutrophil
Resolving macrophage
Bacterial clearance
Lipoxins, resolvins
Resolvins, protectins
Resolved exudate
SPM
T cells
Homeostasis

Adapted from Serhan Nature 510:92-101, 2014; LM = lipid mediator

- Class switch of lipid mediators from pro-inflammatory to pro-resolving is the upstream event in initiation of resolution phase of innate immune responses and has been observed with anabasum exposure
  - Animal models – increase lipoxin A4 and PDJ2
  - Healthy human volunteers - shift from pro-inflammatory to pro-resolving lipid mediators
  - SSc patients in JBT101-SSc-001 Phase 2 study – increase in 17HDHA and D series resolvins versus decrease in 5-HETE, 15-HETE, and 15-HEPE

ANABASUM TREATMENT SIGNIFICANTLY INCREASES LIPID METABOLISM PATHWAY GENES IN SKIN BIOPSIES FROM SYSTEMIC SCLEROSIS PATIENTS

Average expression per patient of 142 genes in the *Lipid Metabolism* pathway
(example genes include acetoacetyl-Coa synthetase, fatty acid synthase, multiple fatty acid binding proteins, desaturases, and hydrolases, insulin induced gene 1, and SIRT1)



Anabasum
p=0.0001
1.0
0.5
0.0
-0.5
-1.0
-1.5
Expression values for centroids
Baseline
Post-treatment
Placebo
p=0.2677
1.0
0.5
0.0
-0.5
-1.0
-1.5
Expression values for centroids
Baseline
Post-treatment

p-values calculated by paired t-test

GEISEL SCHOOL OF MEDICINE AT DARTMOUTH

Celdara Medical

CORBUS PHARMACEUTICALS

CONCLUSIONS

- Anabasum induces significant and biologically sensible molecular responses in skin biopsies from systemic sclerosis patients, consistent with resolution of innate immune responses
- Anabasum, but not placebo, significantly increases lipid metabolic process pathways and decreases expression of ECM and Inflammatory Response pathways
  - This includes directionally correct changes in expression of multiple genes known to be important in SSc
- Longer exposure to anabasum may increase gene expression effects

ACKNOWLEDGMENTS

- Celdara Medical, LLC
  - Yolanda Nesbeth, PhD
  - Jake Reder, PhD (CEO)

- Geisel School of Medicine at Dartmouth
  - Michael L. Whitfield, PhD
  - Viktor Martyanov, PhD
  - Guoshuai Cai, PhD
  - Tammara Wood, MS

Q&A

Human Blister Model: MOA in a Clinical Model of Inflammation/Resolution

Derek Gilroy, Ph.D.

Head, Centre for Clinical Pharmacology and Professor of Immunology at Queen Mary College, University College London, and expert in resolution of inflammation

Queen Mary
University of London

CORBUS PHARMACEUTICALS

INFLAMMATION



















UCL

CORBUS PHARMACEUTICALS

TREATMENTS FOR CHRONIC INFLAMMATORY DISEASES

NSAIDs

Steroids

DMARDs

Biologics

Problem

While they alleviate symptoms….

Side effects

Do not cure underlying disease

UCL

CORBUS PHARMACEUTICALS

ACUTE INFLAMMATION


Progression
Onset
Resolution
Inflammation
Time (days)
Infection/injury

- Resolution is an **active** process
- Failure of resolution may predispose to chronic inflammation & tissue injury

THE MODEL: UV-KILLED E. COLI INDUCED LOCAL INFLAMMATION

I.D. Bacteria Injection



Laser Doppler Imager



Blister Induction



Blister Fluid Aspiration







The Journal of Pathology: Clinical Research
J Path: Clin Res July 2016; 2: 154–165
Published online 16 March 2016 in Wiley Online Library
(wileyonlinelibrary.com).

Original Article

Novel translational model of resolving inflammation triggered by UV-killed *E. coli*

Madhur P Motwani,[1] Julia D Flint,[1] Roel PH De Maeyer,[1] James N Fullerton,[1] Andrew M Smith,[2] Daniel JB Marks[1] and Derek W Gilroy[1]*

UCL

CORBUS PHARMACEUTICALS



Baseline
4hr
24hr
48hr
72hr
Camera Image
Laser Doppler Image
0
250
500
750
1000
UCL
CORBUS
PHARMACEUTICALS

ENDOTOXIN CLEARANCE


0h
4h
24h
48h

Study groups

A : Placebo, BD
B : anabasum 5mg, BD day 1-4am
C : anabasum 20mg, BD Day 1-4am
D : Prednisone 15mg, OD Day 1-4am



• Doppler • Blood • i.d. UVkEc
• Doppler • Blood • Blister
• Doppler • Blood • Blister
• Doppler • Blood
• Doppler • Blood
• Doppler • Blood
Screening
Day 1
Day 2
Day 3
Day 4 (0hr, UVkEc injection)
Day 4 (4hr after UVkEc injection)
Day 4 (10hr after UVkEc injection)
Day 5 (24hr after UVkEc injection)
Day 6 (48hr after UVkEc injection)
Day 7 (72hr after UVkEc injection)

BLISTER PMNs



*
**
**
8×10⁵
6×10⁵
4×10⁵
2×10⁵
0
Neutrophils
(Count/ml)
4hr
10hr
Placebo
JBT5mg
JBT20mg
Prednisone15mg

CYTOKINES/CHEMOKINES



IFNγ (pg/ml)
10^5
10^4
10^3
10^2
*
4hr
10hr
IL-8 pg/ml
10000
8000
6000
4000
2000
0
4hr
10hr
IL1β pg/ml
2000
1500
1000
500
0
4hr
10hr
TNFα pg/ml
10^4
10^3
10^2
10^1
4hr
10hr
IL-4 pg/ml
150
100
50
0
4hr
10hr
IL-10 pg/ml
400
300
200
100
0
4hr
10hr

UCL

CORBUS PHARMACEUTICALS

LIPIDS



LTB4 (pg/ml)
TXB2 (pg/ml)
PGF2α (pg/ml)
PGE2 (pg/ml)
PGD2 (pg/ml)
4hr
10hr
Placebo
JBT5mg
JBT20mg
Prednisone15mg


LXA4 (pg/ml)
LXB4 (pg/ml)
RvD1 (pg/ml)
RvD3 (pg/ml)
17-HDHA (pg/ml)
4hr
10hr
Placebo
JBT5mg
JBT20mg
Prednisone15mg


Total flux
(Perfusion units)
0
Placebo
JBT 5mg
JBT 20mg
Prednisone 15mg


PMN/ml
Placebo
JBT 20mgs
4h
10h
24h
48h


24hr
48hr
Placebo
JBT-101 (20mg)

MECHANISM

PRIMARY ENDPOINT



*
**
**
8×10^5
6×10^5
4×10^5
2×10^5
0
Neutrophils (Count/ml)
4hr
10hr



LTB4 (pg/ml)
10^3
10^2
10^1
10^0
*
**
**
***
**
4hr
10hr

CONCISE REPORT

Leukotriene B_4 is a Potent and Stereospecific Stimulator of Neutrophil Chemotaxis and Adherence

By Jan Palmblad, Curt L. Malmsten, Ann-Mari Udén, Olof Rådmark, Lars Engstedt, and Bengt Samuelsson

We studied the effects of leukotrienes on in vitro functions of neutrophil polymorphonuclear (PMN) granulocytes. Leukotriene B_4 (LTB_4) evoked a stimulated and directed migration of neutrophils under agarose with an optimum concentration of 10^{-7}M, whereas two nonenzymatically formed isomers (compounds I and II) induced this response at 10^{-5}M. Leukotriene C_4 (LTC_4) and 5-hydroxyeicosatetraenoic acid (5-HETE) did not affect this PMN migration. At the same optimum concentrations, LTB_4 and compounds I and II augmented PMN adherence to nylon fibers. The chemotactic and adherence responses were of the same magnitude as with formyl-Met-Leu-Phe (FMLP) at 10^{-7}M. None of the leukotrienes influenced the spontaneous or phagocytosis-associated chemiluminescence or the ability to kill *Staphylococcus aureus*. The cyclooxygenase inhibitor, indomethacin, inhibited only partly the FMLP-induced migration at high concentrations and stimulated migration at 2.5×10^{-7}M, suggesting that arachidonic acid was then mainly metabolized by the lipoxygenase pathways. The lipoxygenase and cyclooxygenase inhibitor, eicosatetraynoic acid, inhibited both spontaneous and stimulated migration at $\geq 2.5 \times 10^{-6}$M, but not at lower concentrations. Thus, since LTB_4, and to a lesser degree compounds I and II, stimulated migration and adhesion, it is suggested that these mediators could be of importance for the emigration of neutrophils from blood vessels to areas of inflammation.

ANNALS of THE NEW YORK ACADEMY OF SCIENCES

ARACHIDONIC ACID, LEUKOTRIENE B_4, AND NEUTROPHIL ACTIVATION*

P. H. Naccache and R. I. Sha

Departments of Pathology and Phy
University of Connecticut Health C
Farmington, Connecticut 060

Immunology 1983 50 35

Enhancement of human neutrophil adherence by synthetic leukotriene constituents of the slow-reacting substance of anaphylaxis

E. J. GOETZL, L. L. BRINDLEY & D. W. GOLDMAN *Howard Hughes Medical Institute Laboratories and Department of Medicine, University of California, San Francisco, California, U.S.A.*

Accepted for publication 14 March 1983

ENDOTOXIN CLEARANCE



40
30
20
10
Endotoxin
(Relative EU units)
4hr
10hr
Placebo
JBT5mg
JBT20mg
Prednisone15mg

UCL

CORBUS PHARMACEUTICALS

Q&A

CF: Biochemistry of Inflammation and *Ex-Vivo* Lung Macrophage Data

Michael Knowles, M.D.

Professor of Pulmonary and Critical Care Medicine at University of North Carolina Chapel Hill and member of the Company's Scientific Advisory Board, and expert in inflammation in CF

THE UNIVERSITY *of* NORTH CAROLINA *at* CHAPEL HILL

CORBUS PHARMACEUTICALS

INFLAMMATION IN CYSTIC FIBROSIS (CF) LUNG DISEASE

- Lung disease in CF is initiated by thick mucus, reflecting mutant CFTR and failure to fully hydrate bronchial mucus, which results in defective mucociliary clearance
- Infection occurs rapidly due to defective mucociliary clearance, and the associated inflammatory response to infection is severe and persistent
- Infection and inflammation includes a massive influx of neutrophils, which contributes to irreversible damage to bronchi ("bronchiectasis")
- Anti-inflammatory therapy (systemic steroids, 1980s; high-dose ibuprofen,1990s) slow/reduce bronchial wall damage and loss of lung function, but are not currently used due to adverse effects
- Pulmonary macrophages are critical innate host defense cells in the lung, as ingest & kill microbes and secrete inflammatory mediators in response to infection
- Pulmonary macrophages from CF patients exhibit exaggerated basal and LPS-induced cytokine (TNF-α & IL-6) production*, which contributes to irreversible lung damage

*Lubaba, B…….Ribiero, C., 2015, Am J Respir Crit Care Med

EFFECT OF ANABASUM (CB2 RECEPTOR AGONIST) ON CYTOKINE PRODUCTION BY PULMONARY MACROPHAGES FROM CF PATIENTS

Rationale: Macrophages play a key role in lung host defense, and secrete inflammatory mediators in response to microbial infection. Pulmonary macrophages from CF patients are hyper-inflammatory*, and contribute to progressive and irreversible lung damage.

Objective: To determine the effect of anabasum on production and secretion of inflammatory cytokines by CF pulmonary macrophages

Study Design: Isolated macrophages from lungs excised from two CF patients undergoing lung transplant.*

- Cultured and treated macrophages with Pseudomonas LPS (100 ng/ml) to stimulate a cytokine (inflammatory) response
- Treated macrophages with anabasum (1, 3, 10 μM) after LPS ("4 hrs"), at same time as LPS ("6 hrs"), and for 24 hrs before LPS ("24 hrs")
- Collected supernatant at 6 hrs post-LPS and tested by Elisa for TNF-α, IL-6, and other cytokines

THE UNIVERSITY of NORTH CAROLINA at CHAPEL HILL

*Lubaba, B…….Ribiero, C., 2015, Am J Respir Crit Care Med

CORBUS PHARMACEUTICALS

EFFECT OF ANABASUM ON TNF-α PRODUCTION BY LPS-TREATED CF PULMONARY MACROPHAGES*



160
140
120
100
80
60
40
20
0
TNF-α
(pg/mL)
4 hrs
6/24 hrs (very similar, so combined)
Control (Baseline)
LPS
(100 ng/mL)
4hrs 6/24hrs
1
4hrs 6/24hrs
3
4hrs 6/24hrs
10
μM-Anabasum

THE UNIVERSITY of NORTH CAROLINA at CHAPEL HILL

*Mean data on macrophages from two CF patients

CORBUS PHARMACEUTICALS

EFFECT OF ANABASUM ON IL-6 PRODUCTION BY LPS-TREATED CF PULMONARY MACROPHAGES*



IL-6 (pg/mL)
160
140
120
100
80
60
40
20
0
4 hrs
6/24 hrs (very similar, so combined)
Control (Baseline)
LPS (100 ng/mL)
4hrs 6/24hrs
1
4hrs 6/24hrs
3
4hrs 6/24hrs
10
µM-Anabasum

THE UNIVERSITY *of* NORTH CAROLINA *at* CHAPEL HILL

*Mean data on macrophages from two CF patients

CORBUS PHARMACEUTICALS

EFFECT OF CB2 RECEPTOR AGONIST (ANABASUM) ON EXPRESSION OF XBP-1s IN CF PULMONARY MACROPHAGES*: A MARKER OF INFLAMMATORY RESPONSE**



XBP-1s mRNA
Relative to 18s expression
6
5
4
3
2
1
0
LPS
(100 ng/mL)
4hrs 6hrs 24hrs
4hrs 6hrs 24hrs
4hrs 6hrs 24hrs
1
3
10
μM-Anabasum

THE UNIVERSITY *of* NORTH CAROLINA *at* CHAPEL HILL

CORBUS PHARMACEUTICALS

*Mean data on macrophages from two CF patients; **Lubamba, B……Ribiero, C., 2015, Am J Respir Crit Care Med

CONCLUSIONS

- Anabasum inhibited LPS stimulated production of TNF-α and IL-6 by CF pulmonary macrophages in a dose-dependent fashion (up to >75% inhibition)
- Anabasum inhibited LPS stimulated production of TNF-α and IL-6 by CF pulmonary macrophages, whether anabasum was dosed before LPS, at same time, or after LPS.
- Anabasum inhibited expression in CF pulmonary macrophages of XBP-1s, which has a role in LPS-induced ER stress and inflammatory response*.
- Taken together, these results indicate that anabasum has the potential to modify macrophage-mediated inflammation in the lungs of CF patients, and offers a novel approach to benefit all CF patients, regardless of genotype.

*Lubaba, B…….Ribiero, C., 2015, Am J Respir Crit Care Med

Q&A

CF Phase 2 Study: Role of Inflammation, Protocol, Study Design and Outlook

James Chmiel, M.D., M.P.H.

Professor of Pediatrics, Case Western Reserve University, Associate Director of the LeRoy W. Matthews Cystic Fibrosis Center at University Hospitals Rainbow Babies and Children's Hospital in Cleveland, and Principle Investigator of the Company's Phase 2 cystic fibrosis clinical study

CASE WESTERN RESERVE UNIVERSITY EST. 1826
think beyond the possible

University Hospitals

Rainbow Babies & Children's Hospital

CORBUS PHARMACEUTICALS

Pathogenesis	Therapeutic Approaches
Defective CF Gene	Gene Therapy
⇩	
Defective /Deficient CFTR	Activation of mutant CFTR Protein Replacement Rx
⇩	
Decreased Chloride Secretion Increased Sodium Absoprtion	Cl channel activators Na channel blockers
⇩	
Bronchial Obstruction	Airway Clearance Rx Bronchodilators, Mucolytics
⇩	
Infection	Antibiotics: inhaled, oral, IV acute vs. chronic
⇩	
Inflammation	Anti-inflammatory agents, Anti-oxidants, Anti-proteases
⇩	
Bronchiectasis	Lung Transplant

Normal



Cystic Fibrosis



Inflammation in the CF Lung Disease

- **Begins early in life**
- **Directly linked to the basic defect**
  - May be present in the absence of infection
- **Excessive relative to the burden of bacteria**
- **Neutrophils and their products are key offenders**
  - Persistent influx of neutrophils
  - Release proteases, oxidants, DNA, chemoattractants (IL-8, LTB_4)
- **Plays a key role in lung damage**





Konstan and Saiman
NACFC 2009; Plenary Session II

CORBUS PHARMACEUTICALS

Fig. 1


PMNs
IL-8, LTB4
IL-17, HMGB-1
Mϕ
MMP-9, MMP-12
Oxidants
Elastase
MMP-8, MMP-9
Airway Lumen
Mϕ
IL-6, IL-8, GM-CSF
IL-1β, TNF-α,
IL-6, IL-8, IL-23
↑Obstruction
P. aeruginosa
LPS, pilin, fMLP,
flagellin
Lysis
↓IL-10
↓NO
↑Mucin
↑DNA
↑percent solids in mucus
↓ASL
height
ECM
Sub-
mucosal
gland
hypertrophy
IL-33
IL-1β, IL-6, TGF-β
DC
IL-23
Collagen
MMP-8/9
MMP-9
PE
PGP
PE
Th2
T-cells
↓IL-10
↑IL-1β
GM-CSF
Th17
IL-1β, IL-6, IL-8,
G-CSF, GM-CSF,
TNFα
PMN
necrosis
N-acetyl-PGP
Mϕ
IL-4, IL-13
IL-8
IL-17A
IL-17F
TNF-α
HMGB-1
IL-8
TGF-β
Th17
Th2
B-cells
IL-1β, IL-6
TNF-α
IL-17
IL-4
IL-13
PMNs
Capillary
IL-8, IL-17 LTB4,
Elastase, MMP-8/9
↑ICAM-1
PMNs
Smooth muscle cell
hypertrophy and hyperplasia

Nichols DP, Chmiel JF. *Pediatr. Pulmonol.* 2015; Suppl 40:S39-56.

Anti-Inflammatory Trials in CF

Anti-inflammatory Approaches

- Broad-based (multi-specific) agents
  - Azithromycin, Corticosteroids, ibuprofen & other NSAIDs, JBT-101, airway clearance, mucolytics, mucus hydrators
- Specific drugs and biologic agents
  - KB001A (*P. aeruginosa* TTSS), GMI-1051 (*P. aeruginosa* PA-IL, PA-IIL), Cytokine/eicosanoid inhibitors/antagonists, NF-$_{\kappa}$B and p38 MAPK inhibitors, IL-10, PPAR agonists, statins, PDE_4 inhibitors, LTB_4 receptor antagonists, adhesion molecule inhibitors, Dornase alfa (DNA), α1-antitrypsin (elastase), antioxidants, others

CORBUS PHARMACEUTICALS

Are Anti-inflammatory Drugs Still Necessary?
Impact of Ivacaftor on Pulmonary Inflammation in G551D



CF Pathogens Relative Abundance (%)
Prevotella Relative Abundance (%)
IL-6 log10(pg/ml)
Elastase log10(ug/ml)
IL-8 log10(pg/ml)
SLPI log10(pg/ml)
IL-1b log10(pg/ml)
a1 AT log10(ng/ml)
Baseline
6
Month

Rowe SM, et al. Am J Respir Crit Care Med. 2014;190:175-184

Proof of Concept: Oral Corticosteroids

Alternate-day prednisone trials demonstrated the benefits of anti-inflammatory therapy


1 mg/Kg prednisone
2 mg/Kg prednisone
Placebo
Mean FEV$_1$ Change from Baseline (% predicted)
2
0
-2
-4
-6
0
6
12
18
24
30
36
42
48
Time (months)

Eigen H et al. J Pediatr 1995

Long-Term Follow-Up 4-yr Prednisone Trial

Growth and PFT assessed 6-7 years after completion of trial

- Growth impairment persisted, particularly in boys
- Pulmonary function benefit not sustained



A
Boys
z Score for Height
Year of Follow-up
High dose stopped
Low dose stopped
B
Girls
z Score for Height
Year of Follow-up
High dose stopped
Low dose stopped

Growth following prednisone therapy

Lai et al. NEJM 342:851, 2000

Clinical Trial of High-Dose Ibuprofen

STUDY DESIGN:

- 4 year DB/PC
- 85 CF pts, age 5-39 yrs
- Mild lung disease
  (FEV1 > 60% pred)
- Ibu 20-30 mg/kg BID

RESULTS:

- Slowed PFT decline
- Slowed CXR deterioration
- Preserved IBW
- Reduced hospitalizations
- Reduced con. meds



FEV1
INTENT-TO-TREAT
COMPLETED TREATMENT
COMPLETED TREATMENT (<13 yr)
% predicted / year
0
-1
-2
-3
-4
-5
P 43
IBU 41
P 30
IBU 27
P 19
IBU 17
P=0.02
P=0.03
P=0.005

Konstan et al. NEJM 332:848, 1995

Extrapolating Relative Benefit

Improvement in FEV_1 vs. Slowing the Rate of Decline


Increase FEV_1 without change in rate of decline
The "Cure"
Slow FEV_1 rate of decline (slope)
FEV_1% Predicted
100
80
60
40
20
0
5
10
15
20
25
30
35
40
Age (years)

Corey et al., J Pediatr 1997; 131:809-814
Schluchter et al., Statistics in Medicine 2002; 21:1271-1287

CORBUS PHARMACEUTICALS

Linking FEV_1 to Survival



100
80
60
40
20
Percentage Predicted FEV1
0
10
20
30
40
Age (years)
Living (-1.7% predicted/yr)
Died > 20 yrs (-3.7% predicted/yr)
Died 15-19 (-6.1% predicted/yr)
Died 10-14 (-6.4% predicted/yr)
Died <10 (-9.2% predicted/yr)

Annualized Rate of Decline of FEV_1 % pred

Ibuprofen Clinical Trial

5 to 13 yr (efficacy)



Mean Absolute change FEV1 (% predicted)
2
0
-2
-4
-6
-8
-10
-12
-14
-16
-18
0
6
12
18
24
30
36
42
48
Study Month
Ibu (n=17)
slope = - 0.44 % pred/yr
placebo (n=19)
slope = - 3.82 % pred/yr
89% reduction
in rate of decline
P<0.005

Konstan et al. NEJM 1995

ESCF Registry: Ibuprofen Therapy Improves Survival

Unadjusted Time to All-Causes Mortality


100%
90%
80%
70%
0%
Percentage Survival
HDI
(N = 926)
Comparator
(N = 4385)
P< .001
Treatment Period
0
1
2
3
4
5
6
7
Time (years)
Number at risk
HDI 926 926 912 875 793 705 593 501
Comparator 4385 4385 4384 3955 3540 3075 2593 2061

Kaplan-Meier:

- **HDI survival = 91.5% [89.5%, 93.5%]**
- **Comparator = 85.6% [84.4%, 86.8%]**

Unadjusted Cox proportional hazard = 0.522 (P<.001)

Adjusted* Cox proportional hazard = 0.736 (P=.025)

*17 covariates derived from regression of propensity variables

VanDevanter et al. NACFC 2012

CORBUS PHARMACEUTICALS

Potential Barriers to Ibuprofen Use in CF

- Beneficial effect on lung disease not accepted
- Concerns regarding safety
- Establishing individualized dose through pharmacokinetic testing logistically difficult

Ibuprofen therapy not adopted by the CF Community



Chronic Medication Prescription in Eligible Patients, 1995-2015
100
80
60
40
20
0
Percentage of Individuals
95
97
99
01
03
05
07
09
11
13
15
Year
Dornase alfa
Azithromycin
Hypertonic Saline
Ibuprofen
Aztreonam
Tobramycin

2015 Median Use: 0.0 % of 6-12 yo with FEV1 > 60 % pred

CFF Patient Registry 2015 Annual Data Report, October 2016




Phospholipid
Phospholipase A2
Inflammatory Stimulus
Arachidonic Acid
cyclooxygenase
5-Lipoxygenase
5-HPETE
5-Lipoxygenase
PGG2 (PGH2)
LTA4
LTA4 hydrolase
PGD2
TXA2
LTB4
LTC4
LTD4
LTE4
PGE2
PGF2a
PGI2
↑ PMN chemotaxis (via LTB4 and IL-8)
↑ mucous secretion
↑ edema
↑ bronchoconstriction

Immune Over-suppression?

- BIIL 284 BS
  - LTB_4 receptor antagonist
  - Suppresses neutrophil invasion
- Phase 1 study: single dose (N=30) and 14 day multi-dose (N=24) safety/PK study
- Multinational Phase 2 study
  - 6 months, 600 CF patients
  - Halted early (after 420 pts) due to safety concerns
    - Increased risk of pulmonary exacerbation

BIIL 284 Phase 2 Time to Exacerbation


Pediatric
Adult
Exacerbation-Free Patients
1.0
0.9
0.8
0.7
0.6
0.5
Placebo
BIIL 284 BS
0 28 56 84 112 148 168 196 224
Time (days)

Konstan et al. J Cystic Fibros 2014;13:148–155

CORBUS PHARMACEUTICALS

Was BIIL 284 too Suppressive?

- Hypothesis that over-suppression of neutrophil invasion may have led to changes in microbial community
  - Resulting in increased respiratory signs and symptoms in patients
- BIIL 284 mouse study*
  - Mouse airways infected with *P. aeruginosa*
  - Mice treated with varying doses of BIIL 284
  - Neutrophil counts *and P. aeruginosa* CFU measured in airway lavage fluids

* Döring et al. J Cystic Fibros 2014;13:156–163

CORBUS PHARMACEUTICALS

CF Inflammation: A Nuanced Target

- An exaggerated immune response has long term negative consequences for the CF lung

HOWEVER…

- The immune system also plays a critically *positive* role in the CF lung
  - Despite extremely high bacterial burdens in the lung lumen, CF patients *rarely* develop bacteremia
- Unlike bacteria or sticky mucus or apical surface dehydration, *elimination* of the CF immune system is not a desirable therapeutic goal

CORBUS PHARMACEUTICALS

Speculation

Rather than trying to turn off pro-inflammatory pathways with therapeutics, perhaps the more prudent approach is to upregulate the body's own counter-regulatory mechanisms

Arachidonic Acid Pathway involved in Pathways that both promote and Resolve Inflammation



Inflammation
Phospholipid
Phospholipase A_2
↑ Arachidonic Acid
Downstream effects
↓ DHA
COX
15-LO (epithelial)
5-LO (PMN)
5-HPETE
5-LO
LTB_4
PGG_2 (PGH_2)
15-HPETE
5-LO (PMN)
LTA_4
15-LO (epithelial)
5(S),6(S),15(S) Epoxytetraene
PPARs
?
15dPGJ2
(cyclopentenone PGs)
Lipoxin A4,
Other lipoxins
Resolution



Infection or Injury
Lox
LT
PG
Cox
AA
Acute Inflammation
AA
Lox
Lipoxins
EPA
E Resolvins
DHA
D Resolvins
Protectins
Maresins
Resolvins
Maresins
Resolvins
LT
Lox
AA
PG
Cox
Resolution
Wound healing
Chronic Inflammation
Lipoxins
Resolvins
Fibrosis

Nichols DP, Chmiel JF. Inflammation and its genesis in cystic fibrosis. *Pediatr Pulmonol.* 2015;50Suppl 40:S39-S56.

JBT-101 SHIFTS THE BALANCE FROM ACTIVATION TO RESOLUTION OF INNATE IMMUNE AND FIBROTIC RESPONSES

Impact of JBT-101 on the course of a persistent innate immune response


JBT-101
CB 2
Activation
JBT-101
CB 2
Resolution
Homeostasis
Effects of JBT-101

- Pro-inflammatory lipids
- Vasodilation/ edema
- Chemokines
- Tissue infiltration with neutrophils and other inflammatory cells
- Pro-inflammatory cytokines
- Pro-fibrotic growth factors
- Myofibroblast accumulation
- Extracellular matrix production

- Pro-resolving lipid mediators
- Pro-resolving macrophages
- Clearance of bacteria
- Clearance of cellular debris
- Resolution of tissue infiltration with inflammatory cells

JBT-101 is not immunosuppressive

JBT-101 REDUCES CHRONIC INFLAMMATION AND RESOLVES PERSISTENT INFECTION IN A MOUSE MODEL OF CYSTIC FIBROSIS



WT
CF
Pseudomonas-aeruginosa into lungs
+ Placebo for 10 days
OR
+ JBT-101 for 10 days



Total BAL Cell Recruitment Post-JBT-101
20000
15000
10000
5000
0
Relative Number of Neutrophils
100
75
50
25
0
Relative Number of Alveolar Macrophages
100
75
50
25
0
Bacterial CFU After 10 Days JBT-101
1000
500
0
Mice
WT
WT
CFTR-/-
CFTR-/-
Pseudomonas
JBT-101*
* - Treated with placebo
+ Treated with JBT-101

JBT-101 REDUCES WEIGHT LOSS AND IMPROVES SURVIVAL IN A MOUSE MODEL OF CYSTIC FIBROSIS


Change in Body Weight (% Initial)
Change in Body Weight (% Initial)
Time (day)
WT DIL
WT AJ
CF DIL
CF AJ
2.5
0.0
-2.5
-5.0
-7.5
-10.0
-12.5
-15.0
-17.5
0
1
2
3
4
5
6
7
8
9
10

GROUP	SURVIVAL RATE DAY 10
WT	5/5 (100%)
WT + JBT-101	5/5 (100%)
CF	3/5 (60%)
CF + JBT-101	5/5 (100%)

Bonfield, Tracey; Tepper, Mark 2015

CORBUS PHARMACEUTICALS

Study Design



Randomization prior to Visit 1
▪ All subjects randomized 2:2:3 to Cohorts 1, 2, and 3 for Days 1-28
▪ Cohorts 1 and 2 randomized 1:1 Cohorts 4 and 5 for Days 29-84
▪ Cohort 3 randomized 1:1:4 to Cohorts 4, 5 and 6 for Days 29-84
Inclusion criteria:
▪ ≥ 18 and <65 years of age
▪ FEV1 ≥ 40% predicted
▪ Stable CF treatment
1st dose
Increase in dose
Last dose
Last visit
Cohort 1: JBT-101
1 mg qd, n = 20
Cohort 2: JBT-101
5 mg qd, n = 20
Cohort 3: Placebo
qd, n = 30
Cohort 4: JBT-101
20 mg q.a.m. and placebo q.p.m., n = 25
Cohort 5: JBT-101
20 mg q.a.m. and 20 mg q.p.m., n = 25
Cohort 6: Placebo
q.a.m. and q.p.m., n = 20
N
~115
70
70
~63
Visit
Screen
V1
V2
V3
V4
V5
V6
V7
Day
up to -28
1
15 ± 3
29 ± 3
43 ± 3
57 ± 3
85 ± 3
113 ± 3

JBT-101: CF PHASE 2 CLINICAL STUDY

Top-Line Data Expected 1Q17

Primary Endpoint:
Safety and Tolerability

Secondary Endpoints:
Metabolipidomic profile
Trends in FEV1, CFQ-R

Study Completed:
Last subject last visit 28 Dec 2016

- Double-blind, randomized, placebo-controlled study in the U.S. and EU
- **Primary endpoints:** Safety/ tolerability
- **Secondary endpoints:** Metabolipidomic profile for MOA, trends in efficacy (FEV1, Lung Clearance Index, CFQ-R Respiratory Symptom Score)
- **Exploratory endpoints:** Biomarkers of disease activity and inflammation in blood and sputum, microbiota in the lungs, PK
- **Patient number:** 85 adults with CF at 21 sites US, UK, Germany, Italy, and Poland
- **Treatment duration:** 84 days treatment with 28 days follow-up
- **Dose response:** 1 mg/day, 5 mg/day, 20 mg/day and 20 mg/day twice a day

	Q2 2015	Q3 2015	Q4 2015	Q1 2016	Q2 2016	Q3 2016	Q4 2016	Q1 2017
IND open with FDA	✓							
Study launch		✓						
First subject dosed			✓					
Enrollment complete						✓		
Last subject last visit							✓	
Anticipated top-line study data								

Q&A

CLOSING REMARKS

Yuval Cohen Ph.D.

Chief Executive Officer, Director

CONTACT US

Corbus Pharmaceuticals Holdings, Inc.

617.963.0100

info@corbuspharma.com

www.corbuspharma.com

100 River Ridge Drive

Norwood, MA 02062


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